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                                                                    EXHIBIT 24.0


                               POWERS OF ATTORNEY


                    DIRECTORS OF VALLEY NATIONAL CORPORATION

        Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint William V. Ehlen and C.K. Hill, or either one of them, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of Valley National Corporation, a Delaware corporation (the "Holding Company"), to a Registration Statement on Form S-4 registering under the Securities Act of 1933, common stock to be issued in connection with the acquisition of Valle de Oro Bank, N.A., and to any and all amendments, post effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed at El Cajon, California, this 5th day of November, 1998.



/s/ WILLIAM V. EHLEN                         /s/ C.K. HILL
---------------------------------            -----------------------------------
William V. Ehlen, Director                   C.K. Hill, O.D., Director


/s/ JAMES F. CARROLL                         /s/ PHILIP J. GELBER
---------------------------------            -----------------------------------
James F. Carroll, Director                   Philip J. Gelber, M.D., Director


/s/ SAMUEL M. CICCATI                        /s/ OBERT D. "DALE" CONWAY
---------------------------------            -----------------------------------
Samuel M. Ciccati, Ph.D., Director           Obert D. "Dale" Conway, Director


/s/ PAUL M. CABLE
---------------------------------
Paul M. Cable, Treasurer and
        Chief Financial Officer